VIA EDGAR

July 13, 2012

Securities and Exchange Commission

100 F Street, N.E.

Washington, DC 20549

Re:	Touchstone Funds Group Trust

File Nos. 33-70958 and 811-8104

Ladies and Gentlemen:

On behalf of Touchstone Funds Group Trust (the “Registrant”), and pursuant to Rule 497(e) under the Securities Act of 1933, as amended, attached for filing are exhibits containing interactive data format risk/return summary information that mirror the risk/return summary information as supplemented, dated July 6, 2012, to the Prospectus dated January 27, 2012, for the Touchstone Emerging Markets Equity Fund II (the “Fund”). The purpose of the filing is to submit the 497(e) filing dated July 6, 2012 (Accession No. 0001104659-12-047917) in XBRL format for the Fund.

If you have any questions about this matter please contact Elizabeth Freeman at 617.248.3631.

Very truly yours,

TOUCHSTONE FUNDS GROUP TRUST

/s/Jill McGruder

President